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                                                                   EXHIBIT 10.30

                                 PROMISSORY NOTE


MAY 3, 2002
$3,000,000                                              PALM SPRINGS, CALIFORNIA


         FOR VALUE RECEIVED, the undersigned OASIS GROUP, INC., a Georgia corporation with offices at 2020 Federal Road, Roswell, GA 30075 ("Maker") hereby promises to pay to the order of LIBUSE HORNAK ("Holder"), at 1036 Andreas Palms, Palm Springs, CA 92264, or any other location designated by Holder, the sums specified below at the time or times indicated below.

         1. Principal and Interest. Maker shall pay the principal amount of $3,000,000, together with interest thereon at the rate of 6.0% per annum from the date hereof, as provided below. Maker shall pay all unpaid principal and all accrued and outstanding interest in full on the date of the five-year anniversary of this Promissory Note (the "Maturity Date"). Until the Maturity Date, Maker shall pay all accrued and outstanding interest monthly, commencing on the first day of June, 2002 and on the first day of each calendar month thereafter. If a payment date occurs on a day other than a business day, the payment date will be extended to the next succeeding business day. All payments shall be in lawful money of the United States of America and in immediately available funds, and this Promissory Note may be prepaid in whole or in part at any time without penalty or prepayment premium.

         2. Deed of Trust. The payment of this Note is secured by that certain first priority Deed of Trust ("Deed of Trust") on certain real property located in California (the "Property"), dated May 3, 2002, and executed by Maker in favor of Holder and conveying the Property as security for the payment of this Note.

         3. Default. It is hereby expressly agreed that should any default be made in the (a) payment of principal or interest as set forth in Section 1 above or (b) should Maker make an assignment for the benefit of creditors, or file a voluntary petition in bankruptcy, receivership or insolvency, or file an answer in any involuntary proceedings of that nature admitting the material allegations of the petition, or if a proceeding or bankruptcy, receivership or insolvency, shall be instituted against Maker and such proceeding shall not be dismissed within sixty (60) days, or if a trustee or receiver shall be appointed for Maker and such proceeding shall not be dismissed or such trustee or receiver shall not be discharged within sixty (60) days (collectively referred to as a "Default"). In the case of a Default, the principal sum, or so much thereof as may remain unpaid at the time of Default, shall thereafter bear interest at the rate of 8% per annum.

         4. Acceleration and Waiver. Upon a Default which has not been cured within ten (10) business days from the date of written notice by Holder, Holder may, at Holder's option and without notice, declare all principal and interest due under this Promissory Note to be due and payable immediately. Holder may waive any default before or after it occurs and may restore this Promissory Note in full effect without impairing the right to declare it due for a subsequent


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Event of Default. Notwithstanding the foregoing, Holder shall have no obligation to give the Maker notice of the Maker's failure to pay the entire outstanding principal balance plus all accrued interest thereon and all other amounts under this Note due on the maturity date hereof, and the failure of the Maker to pay all such amounts on said maturity date shall be an immediate Default hereunder, entitling Holder to immediately exercise all rights and remedies specified in this Note. Any periods of cure or notice provided for the benefit of the Maker in this Note shall run concurrently and not consecutively. It is further agreed that the failure of Holder to exercise this right of accelerating the maturity of the debt, or any other indulgence granted from time to time, shall in no event be considered as a waiver of such right of acceleration or estop Holder from exercising such right during the pendency of any such Default hereunder or in the event of any subsequent Default hereunder.

         5. Notices. Any and all other notices, elections, demands, requests and responses thereto permitted or required to be given under this Note shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed properly given and effective upon being (a) personally delivered, (b) deposited with an overnight courier service in time for and specifying overnight delivery or (c) deposited in the United States mail, postage prepaid, certified with return receipt requested to the other party at the address of such other party set forth in the first paragraph hereof. All such notices shall be deemed delivered on the date of delivery if sent by personal delivery, the next day by overnight courier service and five (5) days after being deposited in the United States Mail if sent by registered or certified mail.

         6. Usury Law. It is the intention of Maker and Holder to comply with any applicable usury laws. In furtherance of this intention of Holder and Maker, all agreements between Maker and Holder are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money under this Promissory Note exceed the maximum rate permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum not so prohibited, and if from any circumstances Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount as would be excessive interest shall, at Holder's option, shall be applied to the reduction of the principal of the Promissory Note and not to the payment of interest, or shall be refunded to Maker. This provision shall control every other provision of all agreements between Maker and Holder.

         7. Attorneys' Fees. Time is of the essence of this Promissory Note. If any payment under this Promissory Note is collected by law or through an attorney, Maker shall further pay to Holder, in addition to all other amounts payable hereunder, reasonable attorneys' fees, not to exceed fifteen percent (15%) of the amount of principal and interest owing hereunder, plus court costs.

         8. Jurisdiction. Maker admits that this Promissory Note has been negotiated, executed and delivered in Palm Springs, Riverside County, in the State of California, and that Maker (a) submits to personal jurisdiction in Riverside County in the State of California for the enforcement of this Promissory Note, (b) waives any and all rights under the laws of any state to object to jurisdiction within the State of California for the purposes of litigation to enforce this Promissory Note and (c) waives trial by jury.


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         9. Miscellaneous. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse to any subsequent event. No failure or delay on the part of Holder in exercising any right, power or remedy granted hereunder shall operate as waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Maker hereby consents to all renewals and extensions of time at or after the maturity hereof and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense and hereby agrees that no failure on the part of Holder to exercise any power, right and privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. As used herein, the terms, "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the day and year first above written.


                                MAKER:


                                Oasis Group, Inc.


                                By: /s/ Ronald A. Potts
                                    ------------------------------------
                                Name: Ronald A. Potts
                                     -----------------------------------
                                Title: Chief Executive Officer
                                      ----------------------------------



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